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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

                                 December 15, 2000

Dear Shareholder:

    We are pleased to present the annual report to shareholders of the Schroder All-Asia Fund for the fiscal year ended October 31, 2000.

    Volatility was the hallmark for most markets around the world and the Asian markets were no exception during the fiscal year under review. Many of the region's companies were greatly affected by global conditions in the technology sector. Liquidity was ample early in the period, as the region benefited from global buying in technology names, but gains were later relinquished, as demand slowed, earnings disappointed and market participants shifted their focus. In Japan, investor sentiment improved as a result of stronger-than-anticipated economic data and corporate restructuring announcements. Yet there was still a high degree of skepticism about the sustainability of the recovery. In Hong Kong, the economic recovery continued. Several positive factors -- an economic upturn and the likely benefits from its entry into the World Trade
Organization -- helped China, as well. Emerging markets weakened, as sentiment in the technology arena grew more negative.

    This report includes performance information, the schedule of investments, comments from the portfolio manager, and other relevant information for the Fund. One particular item of note, which is described in detail in the Notes to Financial Statements, is that in order to provide for more efficient portfolio management, the Fund unwound its master feeder structure. We encourage you to read the report, and we thank you for making Schroders part of your investment program.

                                          Sincerely,

                                          /s/ Alexandra Poe

                                          Alexandra Poe
                                          PRESIDENT

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
                  (This page has been left blank intentionally.)

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                                       2
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MANAGEMENT DISCUSSION AND ANALYSIS (AS OF OCTOBER 31, 2000)

PERFORMANCE

    The Schroder All-Asia Fund's Class A shares returned -8.37% for the fiscal year ended October 31, 2000, not including the deduction of maximum applicable sales charges. Assuming the maximum applicable sales charge of 5.25% had been paid, the Fund's return for Class A shares would have been -13.22% for the fiscal year ended October 31, 2000. Its benchmark, the 50% MSCI Japan Index/50% MSCI All Country Asia Free ex-Japan Index, returned -14.5% over the same period. The Lipper Pacific Basin average posted a return of -11.7%.

    Stock selection was the main contributor to outperformance relative to its benchmark -- specifically in Hong Kong, Korea, Singapore, and Japan, which more than offset poor performance in India and Taiwan. Country weightings were also critical to the Fund's performance. Our overweight positions in Hong Kong over the whole period and in Malaysia during the first half of the fiscal year offset our underweight positions in Japan and overweight positions in Korea and Taiwan, where electronics stocks underperformed in the last three months of the period. These factors all contributed to the outperformance of the Fund versus its benchmark.

MARKET BACKGROUND

    Over the fiscal year, Asian markets were volatile: By the close of the fiscal year, first-half gains had been relinquished. Japan and Malaysia were the best-performing Asian markets, while Southeast Asian markets were the worst. Investor concerns about potential Y2K issues dissipated, as contemplated problems failed to emerge. With those concerns mitigated, investors started to focus attention on the area's markets, and the region participated in the global thematic buying of technology and telecom stocks. The result was a very narrow sector focus on "new economy" stocks for most Asian markets in early 2000.

    With the subsequent correction in overvalued technology, media and telecom
(TMT) stocks and concerns over the strength of the U.S. economy in early April, the region's markets retraced. The release of U.S. data consistent with a "soft landing" for the U.S. economy led to a rally in interest rate sensitive companies. In the fourth quarter, old economy stocks outpaced their new economy counterparts, as the outlook for technology stocks clouded.

    Investor sentiment toward Japan improved, reflecting stronger-than-expected economic data and corporate restructuring announcements. However, considerable skepticism surrounded the sustainability of the recovery. As foreign investors sharply reduced holdings, and local corporations continued to unwind cross-shareholdings, the market continued to drag.

    For Hong Kong's stock market, the direction of U.S. interest rates and China's economic activity were key to performance. The market was supported by interest-sensitive industries, such as banks and real estate, and many other sectors were affected by large equity issuance. China's economic activity remained robust, and its anticipated admission into the World Trade Organization
(WTO) is expected to be a long-term positive.

    In the first half of the fiscal year, when interest rates were rising, Malaysia was viewed as a relatively defensive play, given its capital controls. However, in the second half, investors favored Singapore, as valuations in Malaysia were stretched and corporate governance concerns resurfaced.

    Emerging markets retrenched, following their strong outperformance toward the end of last year. Concerns over DRAM prices and slower personal computer
(PC) demand hurt the Korean and Taiwanese markets, respectively. In addition, concern over financial sector restructuring in Korea and political uncertainty generated by a new President in Taiwan hurt investor sentiment for these markets. India outperformed for the first half, but ended the period down, as slowing economic demand and rising oil prices dampened the market.

PORTFOLIO REVIEW

    During the fiscal year ended October 31, 2000, the portfolio underwent a number of shifts, as the region's economies recovered. The portfolio's focus moved away from technology and new economy stocks and re-emphasized interest rate sensitive names, within Asia, and domestic defensive sectors -- such as pharmaceuticals and railways -- and recovery plays, in Japan.

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                                       3
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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

    Within the portfolio, we were more positive on Japan, and reduced the Fund's underweighting there. Despite continued low economic growth, the benefits of cost cutting and rationalization at the company level started to come through. We remained underweight in banks and automobiles, however. We added to areas with good earnings visibility, such as railways (JR EAST) and pharmaceuticals (YAMANOUCHI PHARMACEUTICALS). We concentrated our technology investments in hardware and component companies, emphasizing stocks either with a high degree of customization (ROHM) or low valuations (TDK).

    We overweighted Hong Kong, where economic recovery continued. China also benefited from continued economic recovery, and entry into the WTO should enhance prospects for foreign direct investment. On a sector basis, we remained overweighted in interest rate sensitive companies and in cellular phone companies, particularly those with exposure to the fast-growing Chinese market. We were underweighted in the fixed line telecoms.

    The Fund maintained its overweight position in Singapore, another beneficiary of a more benign interest rate outlook. Valuations were attractive, and the government was expected to keep pressure on corporations to restructure. We continued to favor interest rate sensitive companies and reduced our exposure to technology stocks.

    In Malaysia, the Fund moved to a large underweight position. Corporate governance was still a concern, and valuations remained stretched given the risk of earnings downgrades. Sales included TENAGA, the electric utility, which had outperformed.

    Within the emerging markets, we reduced the Fund's exposure to Korea, Taiwan and India. Memory chip manufacturer SAMSUNG ELECTRONICS outperformed, but weakened toward the end of the fiscal year, as DRAM spot prices fell. Taiwan underperformed, as downstream electronics stocks, such as our position in TSMC, fell on concerns of slower PC demand, and renewed political uncertainty unsettled retail investors.

OUTLOOK

    With leading indicators now pointing to slower global growth, our expectations for both economic growth and corporate earnings in Asia ex-Japan in 2001 have been revised downward. However, given the expected stable to lower rate environment, interest rate sensitive markets -- such as Hong Kong and Singapore - may be supported. Within the region, we expect Japan to remain defensive and Hong Kong to benefit from China's continued reflation.

    In the near term, markets are expected to have continued volatility, as the outlook for U.S. demand -- particularly within the technology sector -- remains unclear. Our central economic forecast is for a soft landing in the United States. With the increased trend in outsourcing to Asia by both U.S. and Japanese companies, this soft landing scenario reduces the risk of a dramatic slowdown in Asian exports. Market volatility may also be influenced by new equity issuance. The large number of equity issues due by the first quarter, principally in the TMT sector, is expected to limit the upside potential.

    Notwithstanding the market's relatively defensive characteristics, our outlook for Japanese equities following recent declines is fairly positive. The major uncertainty is in the electronics sector, where demand concerns are being compounded by worries of oversupply. However, we are encouraged by the profit recovery under way in other sectors that are less dependent on top-line momentum and continue to anticipate that this pickup should be sustained well beyond the current year.

THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE FUND'S PORTFOLIO MANAGER AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PORTFOLIO MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THIS VIEW IS INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DOES NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THIS REPORT MAY NO LONGER BE HELD BY THE FUND AND THEREFORE NO LONGER APPEAR IN THE SCHEDULE OF INVESTMENTS AS OF OCTOBER 31, 2000.

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                                       4
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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
SCHRODER ALL-ASIA FUND
VS. 50% MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN/
50% MSCI ALL COUNTRY ASIA FREE EX-JAPAN INDEX
AND THE MSCI ALL COUNTRY ASIA FREE EX-JAPAN INDEX

                                               50% MSCI JAPAN INDEX /
          ALL-ASIA          MSCI ALL COUNTRY      50% MSCI ALL COUNTRY
              FUND  ASIA FREE EX-JAPAN INDEX  ASIA FREE EX-JAPAN INDEX
12/31/93   $10,000                   $10,000                   $10,000
            $9,764                   $10,466                    $9,317
            $9,628                   $10,480                    $8,916
            $8,907                    $9,693                    $7,958
04/30/94    $9,229                   $10,086                    $8,263
            $9,464                   $10,386                    $8,574
            $9,279                   $10,468                    $8,285
            $9,371                   $10,552                    $8,716
            $9,964                   $11,009                    $9,411
            $9,650                   $10,766                    $9,228
10/31/94    $9,878                   $10,998                    $9,373
            $9,193                   $10,236                    $8,545
            $9,157                   $10,152                    $8,306
            $8,265                    $9,334                    $7,453
            $8,522                    $9,499                    $8,075
            $8,636                    $9,933                    $8,070
04/30/95    $8,501                   $10,106                    $7,958
            $9,228                   $10,361                    $8,853
            $9,143                   $10,033                    $8,715
            $9,499                   $10,527                    $8,879
            $9,249                   $10,073                    $8,469
            $9,292                   $10,176                    $8,570
10/31/95    $9,007                    $9,804                    $8,423
            $8,828                    $9,983                    $8,232
            $9,285                   $10,486                    $8,639
            $9,999                   $10,824                    $9,310
            $9,970                   $10,787                    $9,412
            $9,984                   $11,017                    $9,481
04/30/96   $10,369                   $11,529                    $9,822
           $10,233                   $11,168                    $9,712
           $10,197                   $11,115                    $9,567
            $9,641                   $10,455                    $8,861
            $9,748                   $10,380                    $9,128
            $9,805                   $10,649                    $9,285
10/31/96    $9,384                   $10,191                    $9,109
            $9,720                   $10,529                    $9,540
            $9,805                   $10,147                    $9,506
            $9,740                    $9,700                    $9,703
            $9,762                    $9,855                    $9,786
            $9,305                    $9,415                    $9,233
04/30/97    $9,134                    $9,515                    $9,095
            $9,804                   $10,256                    $9,507
           $10,218                   $10,827                    $9,854
           $10,025                   $10,707                    $9,937
            $8,248                    $9,294                    $8,175
            $8,156                    $9,203                    $8,138
10/31/97    $6,664                    $7,751                    $6,329
            $6,243                    $7,248                    $5,895
            $6,050                    $6,906                    $5,675
            $5,672                    $6,915                    $5,184
            $6,471                    $7,666                    $6,283
            $6,207                    $7,349                    $6,191
04/30/98    $5,843                    $7,013                    $5,648
            $5,159                    $6,285                    $4,786
            $4,809                    $5,977                    $4,249
            $4,702                    $5,862                    $4,141
            $4,152                    $5,105                    $3,545
            $4,402                    $5,289                    $3,896
10/31/98    $4,958                    $6,307                    $4,744
            $5,287                    $6,706                    $5,126
            $5,465                    $6,940                    $5,285
            $5,387                    $6,918                    $5,213
            $5,222                    $6,806                    $5,158
            $5,808                    $7,631                    $5,694
04/30/99    $6,616                    $8,543                    $6,816
            $6,580                    $8,257                    $6,743
            $7,466                    $9,275                    $7,768
            $7,567                    $9,626                    $7,582
            $7,767                    $9,768                    $7,857
            $7,403                    $9,696                    $7,265
10/31/99    $7,681                   $10,102                    $7,561
            $8,395                   $10,748                    $8,204
            $9,131                   $11,532                    $8,891
            $9,238                   $11,333                    $8,969
            $8,931                   $11,122                    $8,867
            $9,545                   $11,692                    $9,044
04/30/00    $8,680                   $10,725                    $8,229
            $8,223                   $10,054                    $7,618
            $8,745                   $10,665                    $8,020
            $8,130                    $9,823                    $7,677
            $8,330                   $10,105                    $7,621
            $7,594                    $9,275                    $6,747
10/31/00    $7,030                    $8,642                    $6,217

    The MSCI Japan Index is an unmanaged index that groups Japanese securities by industry and the most "investable" stocks (as determined by size, long- and short-term volume, and free-float). The MSCI All Country Asia Free ex-Japan Index (the "Asia Free Index") is also an unmanaged market capitalization index, representing 12 developed and emerging markets of the Asia region but excludes Japan. Both indices reflect actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners. Between November 1998 and May 2000, Malaysia was not included in the Asia Free Index. During that period, the Fund customized the Asia Free Index to include Malaysia. The returns presented here in the Asia Free Index include Malaysia for all periods. The 50% MSCI Japan Index/50% MSCI All Country Asia Free ex-Japan Index (the "Benchmark") is intended to reflect a hypothetical allocation between the Japan and Asia ex-Japan.

    The benchmarks are unmanaged and exclude the effect of any expenses and a 5.25% sales charge, which have been deducted from the Fund's return. For periods prior to March 20, 1998, the performance information includes data relating to Schroder Asian Growth Fund, Inc.

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                                       5
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SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION - (a)

                                        ONE YEAR        FIVE YEARS        INCEPTION
                                         ENDED             ENDED              TO
                                      OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                          2000             2000             2000*
                                     --------------    -------------    --------------
Schroder All-Asia Fund--Class A
  Shares*..........................         -13.22%          -5.83%(b)           -5.75%

(a)  Performance information includes the effect of the 5.25% sales charge.
(b)  Average annual total return.
  * Average annual total return from commencement of Fund operations (December 31, 1993).

"TOTAL RETURN" IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                PORTFOLIO CHARACTERISTICS AS OF OCTOBER 31, 2000

                               COUNTRY WEIGHTINGS

COUNTRY                                             % OF NET ASSETS
-------------------------------------------------------------------
Japan                                                       45.0%
Hong Kong                                                   22.0
Singapore                                                    7.5
Taiwan                                                       7.4
Korea                                                        7.3
India                                                        5.0
Thailand                                                     0.9
Indonesia                                                    0.6
Phillipines                                                  0.6
Malaysia                                                     0.4
Cash Equivalents and Other Net Assets                        3.3
                                                      ----------
Total                                                      100.0%
                                                      ==========

                                TOP TEN HOLDINGS

SECURITY                                            % OF NET ASSETS
-------------------------------------------------------------------
Hutchison Whampoa                                            4.0%
Taiwan Semiconductor Manufacturing                           3.7
Nippon Telegraph & Telephone                                 3.2
Infosys Technologies                                         2.5
DBS Group Holdings                                           2.4
Matsushita Electric Industrial                               2.3
Sun Hung Kai Properties                                      2.3
Cheung Kong (Holdings)                                       2.1
Wharf Holdings                                               2.1
Samsung Electronics                                          2.1
                                                      ----------
Total                                                       26.7%
                                                      ==========

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                                       6
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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             COMMON STOCKS - 96.7%
             HONG KONG - 22.0%
     11,100  Asia Global Crossing Class A (1)          $    77,700
     56,000  Bank of East Asia (1)                         126,378
    106,000  Cathay Pacific Airways                        192,323
     52,000  Cheung Kong (Holdings)                        575,085
     82,000  China Mobile (Hong Kong) (1)                  525,719
    279,000  China Resources Enterprise (1)                316,605
    134,000  China Unicom (1)                              268,899
    162,000  Cosco Pacific                                 119,441
     52,000  Dah Sing Financial Group (1)                  223,367
     42,000  Dao Heng Bank Group                           212,185
    201,000  Global Tech (Holdings)                        233,246
    164,000  Hong Kong Exchanges &
               Clearing (1)                                285,991
     28,000  HSBC Holdings (1)                             389,545
     88,900  Hutchison Whampoa                           1,105,715
     77,000  Sun Hung Kai Properties                       631,889
     37,000  Television Broadcast                          202,581
    279,000  Wharf Holdings                                568,815
                                                       -----------
                                                         6,055,484
                                                       -----------
             INDIA - 5.0%
     26,600  Bharat Petroleum                               98,003
      4,500  Infosys Technologies                          687,970
     16,800  ITC (1)                                       273,254
     54,500  Mahanagar Telephone Nigam                     164,082
      7,100  VisualSoft Technologies (1)                   147,371
                                                       -----------
                                                         1,370,680
                                                       -----------
             INDONESIA - 0.6%
     79,000  PT Hanjaya Mandala Sampoerna                   92,845
    318,500  PT Telekomunikasi Indonesia                    81,670
                                                       -----------
                                                           174,515
                                                       -----------
             JAPAN - 45.0%
      2,400  Airport Facilities                              8,265
      6,200  Aoyamma Trading                                50,538
     30,000  Asahi Bank                                    118,147
      8,000  Banyu Pharmaceutical (1)                      171,450
     20,000  Bridgestone                                   198,193
      4,000  Canon (1)                                     158,628
      9,000  Chubu-Nippon Broadcasting                      83,252
      6,800  Credit Saison (1)                             143,864
     46,000  Dai-Tokyo Fire & Marine Insurance             134,394
     24,000  Daiwa House Industry (1)                      150,568
         67  East Japan Railway (1)                        384,746
     13,000  Fuji Photo Film                               482,203
  SHARES                                                  VALUE
-----------                                            -----------
             JAPAN (CONCLUDED)
     11,000  Fujitsu                                   $   195,849
      9,000  Glory                                         150,019
     29,000  Hitachi (1)                                   310,753
      3,000  Ito-Yokado (1)                                135,457
     12,000  Japan Airport Terminal(1)                      89,572
        400  Keyence (1)                                   124,191
      1,300  Mabuchi Motor                                 138,827
     22,000  Matsushita Electric Industrial (1)            638,725
     35,000  Mitsubishi (1)                                288,498
     52,000  Mitsui & Company                              345,282
      2,000  Murata Manufacturing (1)                      239,224
     15,000  Nippon Mitsubishi Oil                          80,642
     30,000  Nippon Paper Industries                       170,901
         95  Nippon Telegraph & Telephone (1)              863,982
        200  Nippon Television Network                     112,652
     16,000  Nomura Securities                             339,237
     13,000  Omron (1)                                     320,278
      8,000  Onward Kashiyama                               59,348
      2,200  Promise (1)                                   165,021
     13,000  Ricoh (1)                                     200,025
      1,400  Rohm (1)                                      352,737
      1,200  Ryohin Keikaku (1)                             60,887
     36,000  Sakata Inx                                     83,747
     28,000  Sanki Engineering                             136,171
      7,000  Sanwa Bank                                     62,187
     14,000  Sekisui House                                 147,967
     11,000  Shiseido                                      142,051
     32,000  Showa Shell Sekiyu                            160,899
          6  Sky Perfect Communications (1)                 11,045
      5,400  Sony                                          431,263
     12,000  Sumitomo Bank (1)                             145,623
      5,000  Sumitomo Electric Industries                   92,274
    262,000  Sumitomo Metal Industries (1)                 143,974
      6,000  Takeda Chemical Industries (1)                395,105
      2,500  TDK (1)                                       251,863
     62,000  Teijin                                        280,511
     32,000  TOC (1)                                       214,239
     26,000  Tokio Marine & Fire Insurance                 287,179
      5,900  Tokyo Electric Power (1)                      143,196
     31,000  Toppan Printing                               273,697
     12,100  Toyota Motor (1)                              483,174
         64  West Japan Railway                            262,597
      9,000  Yamanouchi Pharmaceutical (1)                 407,194
     61,000  Yasuda Fire & Marine Insurance (1)            314,536
                                                       -----------
                                                        12,336,847
                                                       -----------

    The accompanying notes are an integral part of the financial statements.

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                                       7
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--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2000

  SHARES                                                  VALUE
-----------                                            -----------
             KOREA - 7.3%
     18,838  Kookmin Bank                              $   215,299
     24,500  Korea Electric Power (KEPCO)                  547,095
      5,500  Korea Telecom ADR                             202,813
        400  Korea Telecom. Krw5000                         23,561
      4,519  Samsung Electronics (1) Krw5000               566,136
      9,000  Shinhan Bank (1)                               90,201
      6,550  SK Telecom ADR                                164,159
        910  SK Telecom. Krw500                            194,007
                                                       -----------
                                                         2,003,271
                                                       -----------
             MALAYSIA - 0.4%
      6,600  British American Tobacco (Malaysia)            60,357
     38,000  Digi.com (1)                                   57,002
                                                       -----------
                                                           117,359
                                                       -----------
             PHILIPPINES - 0.6%
     94,560  Manila Electric "B" Shares                     77,647
      5,940  Philippine Long Distance Telephone (1)         90,003
                                                       -----------
                                                           167,650
                                                       -----------
             SINGAPORE - 7.5%
     25,000  Chartered Semiconductor Manufacturing
               (1)                                         108,234
     40,000  City Developments (1)                         184,567
     55,758  DBS Group Holdings (1)                        657,487
     75,000  Parkway Holdings (1)                          153,806
     33,000  Sembcorp Logistics (1)                        178,586
     33,000  Singapore Airlines (1)                        330,854
     15,344  Singapore Press Holdings (1)                  219,393
     14,000  Venture Manufacturing (Singapore)             135,577
    130,000  Wing Tai Holdings (1)                         100,714
                                                       -----------
                                                         2,069,218
                                                       -----------
             TAIWAN - 7.4%
     73,000  Acer Communications & Multimedia (1)           86,851
  SHARES                                                  VALUE
-----------                                            -----------
             TAIWAN (CONCLUDED)
     19,000  Ambit Microsystems                        $    88,072
     33,500  Compeq Manufacturing (1)                      126,298
     18,000  Faraday Technology (1)                        126,268
     29,000  Hon Hai Precision Industry                    151,453
    124,300  Macronix International (1)                    176,694
    128,571  Nan Ya Plastic                                152,967
    338,137  Taiwan Semiconductor Manufacturing (1)      1,024,028
    107,000  Winbond Electronics (1)                       103,495
                                                       -----------
                                                         2,036,126
                                                       -----------
             THAILAND - 0.9%
     13,000  Advanced Info Service (1)                     106,994
     56,000  PTT Exploration & Production (1)              137,506
                                                       -----------
                                                           244,500
                                                       -----------
             Total Common Stocks
               (Cost $26,124,712)                       26,575,650
                                                       -----------
             SHORT-TERM INVESTMENTS - 0.7%
    202,391  SSgA U.S. Government Money Market Fund
               6.240% (2)
               (Cost $202,391)                             202,391
                                                       -----------

Total Investments
  (Cost $26,327,103) - 97.4%                26,778,041
Other Assets Less Liabilities - 2.6%           728,499
                                           -----------
Total Net Assets - 100%                    $27,506,540
                                           ===========

------------------

(1)  Denotes non-income producing security.
(2)  Interest rate shown is 7-day yield as of October 31, 2000.
ADR - American Depository Receipts
GDR - Global Depository Receipts

                       FORWARD FOREIGN CURRENCY CONTRACTS

                                CONTRACT TO BUY

                                                               UNDERLYING    UNREALIZED
CONTRACT DATE             CURRENCY                 UNITS      FACE AMOUNT   DEPRECIATION*
-------------             --------                 -----      -----------   -------------
  11/10/00              Japanese Yen             11,388,000   $   105,723     $  (1,425)
                                                                              =========
*Does not include foreign currency spot contracts with unrealized depreciation of $3.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2000

ASSETS:

       Investments in securities, at value -- Note
         2                                          $26,778,041
       Foreign currency, at value                       750,998
       Dividends and tax reclaims receivable             50,828
       Interest receivable                                3,450
       Receivable for securities sold                   369,978
       Receivable for Fund shares sold                       95
       Prepaid expenses                                     405
                                                    -----------
                        Total Assets                 27,953,795
                                                    -----------
LIABILITIES:
       Payable for securities purchased                 198,767
       Payable for foreign currency contracts
         purchased                                        1,428
       Payable for Fund shares redeemed                  79,553
       Advisory fee payable (Note 3)                     22,021
       Administration fee payable (Note 3)                2,571
       Shareholder servicing fee payable (Note 4)        22,993
       Accrued expenses and other liabilities           119,922
                                                    -----------
                        Total Liabilities               447,255
                                                    -----------
                        Net Assets                  $27,506,540
                                                    ===========
COMPONENTS OF NET ASSETS:
       Capital paid-in                              $113,647,079
       Undistributed net investment income                1,425
       Accumulated net realized loss on
         investments and foreign currency
         transactions                               (86,577,607)
       Net unrealized appreciation on investments
         and foreign currency translations              435,643
                                                    -----------
                        Net Assets                  $27,506,540
                                                    ===========
CLASS A SHARES:
       Net asset value and redemption price per
         share                                      $      9.85
       Offering price per share
         (NAV/(1-Maximum Sales Load))               $     10.40
       Maximum Sales Load                                  5.25%
       Total shares outstanding at end of period      2,791,144
COST OF SECURITIES                                  $26,327,103
COST OF FOREIGN CURRENCY                            $   762,016

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME (NOTE 1):
       Dividend income                              $  503,833
       Interest income                                  55,925
       Allocated expenses                             (330,306)
       Foreign taxes withheld                          (50,830)
                                                    ----------
                        Total Income                   178,622
                                                    ----------
EXPENSES:
       Advisory and Asset allocation fees (Note 3)     160,747
       Shareholder servicing fees (Note 4)              94,581
       Administration (Note 3)                          26,108
       Subadministration (Note 3)                       36,066
       Custody                                          12,441
       Trustees fees                                    26,466
       Transfer agency fees                             54,216
       Amortization of organization costs (Note 2)       3,484
       Other                                                79
                                                    ----------
                        Total Net Expenses             414,188
                                                    ----------
NET INVESTMENT LOSS                                   (235,566)
                                                    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
       Net realized gain on investments sold (a)     5,596,230
       Net realized loss on foreign currency
         transactions                                  (88,775)
                                                    ----------
                        Net realized gain (loss)
                          on investments and
                          foreign currency
                          transactions               5,507,455
                                                    ----------
       Change in net unrealized appreciation
         (depreciation) on investments              (5,974,410)
       Change in net unrealized appreciation
         (depreciation) on foreign currency
         translations                                   (4,277)
                                                    ----------
                        Net change in unrealized
                          appreciation
                          (depreciation) on
                          investments and foreign
                          currency translations     (5,978,687)
                                                    ----------
NET GAIN (LOSS)                                       (471,232)
                                                    ----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $ (706,798)
                                                    ==========

--------------

(a) Includes capital gains taxes for sales of India and Thailand securities in the amount of $96,093.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                              For the           For the
                                             Year Ended        Year Ended
                                          October 31, 2000  October 31, 1999
                                          ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
       Net investment loss                  $   (235,566)     $  (214,273)
       Net realized gain (loss) on
         investments and foreign
         currency transactions                 5,507,455        1,508,901
       Change in net unrealized
         appreciation (depreciation) of
         investments and foreign
         currency translations                (5,978,687)      17,589,351
                                            ------------      -----------
       Net increase (decrease) in net
         assets resulting from
         operations                             (706,798)      18,883,979
                                            ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income                          --          (67,142)
                                            ------------      -----------
CAPITAL SHARE TRANSACTIONS:
       Sales of Shares                         1,798,446        7,503,533
       Reinvestment of distributions                  --            3,318
       Redemptions of Shares                 (18,800,331)     (23,895,566)
                                            ------------      -----------
       Net increase (decrease) from
         capital share transactions          (17,001,885)     (16,388,715)
                                            ------------      -----------
       Net increase (decrease) in net
         assets                              (17,708,683)       2,428,122
NET ASSETS, BEGINNING OF PERIOD               45,215,223       42,787,101
                                            ------------      -----------
NET ASSETS, END OF PERIOD                   $ 27,506,540      $45,215,223
                                            ============      ===========
Undistributed net investment income         $      1,425      $   111,554
                                            ============      ===========
CHANGES IN FUND SHARES
       Sales of Shares                           142,795          828,540
       Reinvestment of Shares                         --              306
       Redemption of Shares                   (1,556,040)      (2,781,938)
                                            ------------      -----------
       Net increase (decrease) in shares      (1,413,245)      (1,953,092)
                                            ============      ===========

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS--CLASS A SHARES

    Selected per share data and ratios for a Class A share outstanding throughout each period: (a)

                                   For the Year Ended October 31,
                           ----------------------------------------------
                            2000     1999      1998      1997      1996
-------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period      $ 10.75  $  6.95  $   9.34  $  13.15  $  12.62
                           -------  -------  --------  --------  --------
Investment Operations (b)
  Net Investment Income
    (Loss)                   (0.07)   (0.05)     0.02     (0.05)    (0.03)
  Net Realized and
    Unrealized Gain
    (Loss) on Investments
    and Foreign Currency
    Transactions             (0.83)    3.86     (2.57)    (3.66)     0.56
                           -------  -------  --------  --------  --------
Total from Investment
  Operations                 (0.90)    3.81     (2.55)    (3.71)     0.53
                           -------  -------  --------  --------  --------
Distributions From
  Net Investment Income         --    (0.01)       --     (0.09)       --
                           -------  -------  --------  --------  --------
  Tender offer costs
    charged to
    paid-in-capital in
    excess of par               --       --        --     (0.01)       --
                           -------  -------  --------  --------  --------
  Redemption Fee                --       --      0.16        --        --
                           -------  -------  --------  --------  --------
Net Asset Value, End of
  period                   $  9.85  $ 10.75  $   6.95  $   9.34  $  13.15
                           =======  =======  ========  ========  ========
Market Value, End of
  Period                       N/A      N/A       N/A  $   8.50  $  12.00
                           =======  =======  ========  ========  ========
Total investment return
  based on:
  Market Value                 N/A      N/A       N/A   (28.62%)    7.87%
                           =======  =======  ========  ========  ========
  Net Asset Value (c)       (8.37%)(e)  54.92%(e)  (25.59%)(e)  (28.43%)    4.20%
                           =======  =======  ========  ========  ========
Ratios and Supplementary
  Data:
Net Assets at End of
  Period (in thousands)    $27,507  $45,215  $ 42,787  $150,406  $257,840
Ratios to Average Net
  Assets: (b)
  Expenses including
    reimbursement/waiver
    of fees                  1.82%    1.95%     1.90%     1.78%     1.57%
  Expenses excluding
    reimbursement/waiver
    of fees                  1.82%    2.27%     2.13%     1.78%     1.57%
  Net investment income
    (loss) including
    reimbursement/waiver    (0.58%)  (0.49%)    0.28%    (0.31%)   (0.19%)
Portfolio Turnover Rate        98%(d)     N/A(d)      N/A(d)      39%      35%

--------------------

(a) The Fund converted from Schroder Asian Growth Fund, Inc., a closed-end fund, on March 20, 1998 (See Note 1). For information prior to March 20, 1998, data refers to shares of Schroder Asian Growth Fund, Inc.
(b) From March 23, 1998 to June 30, 2000, the Fund recognized its proportionate share of income, expenses and gains/losses of its underlying Portfolios, Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio. Commencing July 1, 2000, the income, expenses and gain/losses were directly accrued to the Fund.
(c) Total returns would have been lower had certain expenses not been reduced during the periods shown (See Note 3).
(d) The Fund had invested all of its investable assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio and did not have any direct portfolio turnover for the periods from March 23, 1998 to June 30, 2000. For the periods shown, the portfolio turnover rates of Schroder Asian Growth Fund Portolio were 73% and 100% and of Schroder Japan Portfolio were 16% and 36%, for fiscal years ended October 31, 1999 and 1998, respectively. For the fiscal year ended October 31, 2000, the rate represents the period from November 1, 1999 through June 30, 2000 during which time the Fund invested in the Portfolios and from July 1, 2000 through October 31, 2000 during which time the Fund held direct investments in a portfolio of securities (See Note 1).
(e)  Total returns do not reflect sales charges.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000

NOTE 1. ORGANIZATION

      Schroder Series Trust II (the "Trust") was organized as a Delaware business trust on December 5, 1997. The Trust, which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended currently has one investment portfolio, the Schroder All-Asia Fund (the "Fund"). The Fund is a non-diversified portfolio that was converted, as of March 20, 1998, from Schroder Asian Growth Fund, Inc., a closed-end fund that commenced operations on December 30, 1993. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's Class A Shares of beneficial interest without par value.

      Through June 30, 2000, the Fund sought to achieve its investment objective by investing all its investable assets in Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio (each individually a "Portfolio", and, collectively, the "Portfolios"). The Portfolios were separately managed, non-diversified portfolios of Schroder Capital Funds ("Schroder Core"), each of which had the same investment objective as the Fund, and in combination, substantially similar investment policies as the Fund. This is commonly referred to as a master-feeder arrangement. The Fund accounted for its investment in each Portfolio as a partnership investment and recorded daily its share of the Portfolios' income, expenses and realized and unrealized gain or loss. Since July 1, 2000, the Fund has sought its investment objective by investing not through the Portfolios but directly in a portfolio of securities considered by Schroder Investment Management North America Inc ("SIMNA"), the Fund's investment adviser, to be consistent with the Fund's investment objective and policies.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      The following is a summary of significant accounting policies followed by the Trust which are in conformity with accounting principles generally accepted in the United States of America.

  VALUATION OF INVESTMENTS:

      Portfolio securities listed on recognized stock exchanges are valued at the last reported sales price on the exchange on which the securities are principally traded. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and ask prices ("mid-market price"), or, if none, the last sale price on the preceding trading day. Securities traded in over-the-counter markets are valued at the most recent reported mid-market price. Short-term investments having a maturity of 60 days or less, are valued at amortized cost, which approximates market value unless SIMNA believes another valuation is more appropriate. Prices used for valuation generally are provided by independent pricing services. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees ("Trustees").

  REPURCHASE AGREEMENTS:

      When entering into repurchase agreements, it is the Trust's policy that the Fund take into its possession, through its custodian, the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  INVESTMENT TRANSACTIONS:

      Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on certain foreign countries are accrued on realized gains and unrealized appreciation.

  INVESTMENT INCOME:

      Dividend income is recorded on the ex-dividend date except that certain foreign dividends are recorded as the Trust is informed of the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Dividend income, interest income, foreign taxes withheld and allocated expenses on the Statement of Operations include the allocable portion of the Portfolios for the period the Fund had invested in such Portfolios.

  EXPENSES:

      Expenses are recorded on an accrual basis. All of the expenses of the Trust are attributable to the Fund, the only Series in the Trust.

  DISTRIBUTIONS TO SHAREHOLDERS:

      Distributions to shareholders from net investment income and net realized capital gains, if any, are declared and distributed at least annually. Distributions are recorded on the ex-dividend date.

  FEDERAL INCOME TAXES:

      It is the policy of the Trust for the Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including capital gains, for the fiscal year. In addition, as a result of distributing substantially all of its net investment income during each calendar year, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax.

      For the year ended October 31, 2000 the Fund utilized $5,372,246 of capital loss carryforward. As of October 31, 2000, the Fund had a net tax basis capital loss carryforward for federal income tax purposes that may be applied against future taxable gains until its expiration as follows:

  Amount      Expiring
-----------  ----------
$21,715,703  10/31/2004
 64,861,903  10/31/2006

      Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for losses deferred due to wash sales, net operating losses, passive foreign investment companies, tax treatment of foreign currency and excise tax regulations.

      At October 31, 2000, the Fund reclassified $(312,565), $125,437 and $187,128 between capital paid-in, undistributed net investment income and accumulated net realized loss respectively. These reclassifications had no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  FOREIGN CURRENCY:

      Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows:
  (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

      The Fund may enter into transactions to purchase or sell forward foreign currencies to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTE 3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

      The Trust has entered into an investment advisory agreement with SIMNA. Under this agreement, SIMNA provides investment management services and is entitled to receive for its services compensation payable monthly at an annual rate of 0.90% of the Fund's average daily net assets. Prior to July 1, 2000, the Fund invested all of its assets in the Portfolios, which had retained SIMNA to act as investment adviser, pursuant to an investment advisory agreement and received compensation at an annual rate, payable monthly, of 0.70% and 0.50% of the Schroder Asian Growth Fund Portfolio and Schroder Japan Portfolio, respectively. Through June 30, 2000, SIMNA served as investment adviser under an asset allocation agreement with the Trust. Under this agreement, SIMNA was entitled to receive a monthly fee for asset allocation services at an annual rate of 0.20% of the Fund's average daily net assets with respect to assets invested in the Portfolios (SIMNA no longer receives the asset allocation fee because the Fund no longer invests in the Portfolios).

      The administrator of the Trust is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA. For its services, Schroder Advisors is entitled to receive compensation at an annual rate, payable monthly, of 0.10% of the Fund's average daily net assets. Prior to July 1, 2000, Schroder Advisors was entitled to receive compensation at an annual rate, payable monthly, of 0.05% of the Fund's average daily net assets. Schroder Advisors also received fees from the Portfolios for providing administrative services at an annual rate of 0.05% of each Portfolio's average daily net assets through June 30, 2000. In addition, the Fund has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") and Schroder Advisors. Under the Agreement, the Fund, together with other mutual funds managed by SIMNA and certain related entities, pays fees to State Street based on the combined average daily net assets of all the funds in the Schroder complex, according to the following annual rates: 0.06% of the first $1.7 billion of such assets, 0.04% of the next $1.7 billion, and 0.02% of assets in excess of $3.4 billion, subject to certain minimum requirements.

      In order to limit the Fund's expenses, SIMNA and Schroder Advisors have voluntarily agreed to reduce their compensation (and, if necessary, to pay certain expenses of the Fund) to the extent that the Fund's net expenses attributable to Class A shares exceed 1.95% of the Fund's average daily net assets attributable to such shares.

      For the period ended October 31, 2000 Schroder Advisors retained sales commissions on Fund shares sold in the amount of $30,543.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

NOTE 4. SHAREHOLDER SERVICING PLAN

      The Fund adopted a Shareholder Service Plan (the "Plan") for the Class A Shares under which Schroder Advisors, or other shareholder servicing organizations, provide administrative support services to shareholders of the Fund's Class A Shares. For providing for, or arranging for, the provision of those shareholder services, Schroder Advisors receives compensation monthly at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class A Shares. Schroder Advisors may pay shareholder servicing organizations for those services at an annual rate of up to 0.25%.

NOTE 5. TRUSTEES' FEES

      The Trust pays no compensation to Trustees who are interested persons of the Trust, SIMNA or Schroder Advisors. For their services as Trustees of Schroder Series Trust II, trustees who are not interested persons of the Trust, SIMNA or Schroder Advisors receive an annual retainer of $9,500 and $2,375 per meeting attended.

NOTE 6. INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales of investments, excluding short-term securities for the period ended October 31, 2000 were $22,047,247 and $39,558,413, respectively.

      At October 31, 2000 the identified cost for federal income tax purposes of investments owned by the Fund was $26,327,103, with a net unrealized appreciation of $450,938. Gross unrealized appreciation and depreciation were $4,418,520 and $3,967,582, respectively.

NOTE 7. CONCENTRATION OF RISK

      The Fund's investments in companies domiciled in Asian countries, including countries with limited or developing markets, may cause the Fund to be more susceptible to political, social and economic events adversely affecting the Asian countries in which it invests than portfolios not so concentrated in a single region.

NOTE 8. BENEFICIAL INTEREST

      As of October 31, 2000 the Fund had 3 shareholders each owning beneficially or of record more than 5% of the Fund, totaling in the aggregate 45% of the Fund's outstanding Class A shares.

NOTE 9. LINE OF CREDIT

      The Trust and other Schroder Funds managed by SIMNA (the "Participants"), share in a $37.5 million unsecured revolving credit facility with State Street for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee of 0.08%, which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the federal funds rate plus 0.50% at the time of the borrowing. To the extent amounts remain available for borrowing under the facility, the Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. For the year ended October 31, 2000, the Fund had no borrowings against the line of credit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHRODER ALL-ASIA FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Schroder Series Trust II and Shareholders of Schroder All-Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder All-Asia Fund (a separately managed portfolio of Schroder Series Trust II) (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 15, 2000

--------------------------------------------------------------------------------

INVESTMENT ADVISER

Schroder Investment Management
  North America Inc.
787 Seventh Avenue, 34th floor
New York, NY 10019

TRUSTEES

Sharon L. Haugh, CHAIRMAN
Catherine A. Mazza, VICE CHAIRMAN
Peter E. Guernsey
John I. Howell
William L. Means

ADMINISTRATOR & DISTRIBUTOR

Schroder Fund Advisors Inc.
787 Seventh Avenue, 34th Floor
New York, NY 10019

CUSTODIAN

State Street Bank and Trust Company

TRANSFER & SHAREHOLDER
SERVICING AGENT

Boston Financial Data Services, Inc.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

COUNSEL

Ropes & Gray

The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust.

Schroder All-Asia Fund
P.O. Box 8507
Boston, MA 02266
800-464-3108

                                     [SCHRODER LOGO]

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       Schroder
       All-Asia
       Fund

              ANNUAL REPORT

                                    October 31, 2000

SAAF1200AR                                       Schroder Series Trust II